                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                Kennedy Lewis Capital Partners Master
                                     Fund LP

Address:                             111 West 33rd Street, Suite 1910
                                     New York, NY 10120

Date of Event Requiring Statement:   03/18/2022

Name:                                Kennedy Lewis GP LLC

Address:                             111 West 33rd Street, Suite 1910
                                     New York, NY 10120

Date of Event Requiring Statement:   03/18/2022

Name:                                Kennedy Lewis Investment Holdings
                                     LLC

Address:                             111 West 33rd Street, Suite 1910
                                     New York, NY 10120

Date of Event Requiring Statement:   03/18/2022

Name:                                Kennedy Lewis Capital Partners Master
                                     Fund II LP

Address:                             111 West 33rd Street, Suite 1910
                                     New York, NY 10120

Date of Event Requiring Statement:   03/18/2022

Name:                                Kennedy Lewis GP II LLC

Address:                             111 West 33rd Street, Suite 1910
                                     New York, NY 10120

Date of Event Requiring Statement:   03/18/2022

Name:                                Kennedy Lewis Investment Holdings II
                                     LLC

Address:                             111 West 33rd Street, Suite 1910
                                     New York, NY 10120

Date of Event Requiring Statement:   03/18/2022

Name:                                Kennedy Lewis Capital Partners Master
                                     Fund III LP

Address:                             111 West 33rd Street, Suite 1910
                                     New York, NY 10120

Date of Event Requiring Statement:   03/18/2022

Name:                                Kennedy Lewis GP III LLC

Address:                             111 West 33rd Street, Suite 1910
                                     New York, NY 10120

Date of Event Requiring Statement:   03/18/2022